EXHIBIT 32.2

Certification by the Principal Financial Officer

Required by Rule 13a-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C Section 1350

I, Eric Bello, Treasurer (principal financial officer) of Quipp, Inc., a Florida corporation (the “Company”), hereby certify that, based on my knowledge:

(1)

The Company’s quarterly report on Form 10-Q for the period ended March 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

*     *     *

/s/ ERIC BELLO
Eric Bello
Chief Financial Officer (principal financial officer)

Date:

May 14, 2007